Exhibit 99.1

4Q/FY 2016 Earnings Call

January 18, 2017

2

Safe Harbor Statement

Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, revenue-generating initiatives, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; disruptions to our regional network; the costs and availability of aviation and other insurance; industry consolidation or changes in airline alliances; competitive pressures on pricing and on demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements and environmental regulations); the impact of regulatory, investigative and legal proceedings and legal compliance risks; the impact of any management changes; labor costs; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of UAL’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission.

Oscar Munoz

Executive Summary

Chief Executive Officer

4

Solid earnings underpin a year of transformation at United

New labor agreements with all workgroups

Solidified senior leadership team

Significant operational improvement

– Best on-time performance

– Most “zero-cancelation” days

Rolled out United Polaris service

Outlined future direction at Investor Day

$3.8 $4.2 $4.5 $4.5

FY15

FY16 Pre-tax earnings ($B)

Including special charges

Excluding special charges

Note: For a GAAP to non-GAAP reconciliation, see Appendix A

Scott Kirby

Operations and

Commercial Update

President

6

Significant and sustained reliability improvement

FY16

99.0%

FY15

98.7%

FY14

98.6% A:141

Mishandled bag ratio2

Completion factor1

D:001

FY16

63.6%

FY15

55.2%

FY14

56.0%

FY16

81.3%

FY15

78.1%

FY14

76.3% 2.60 3.21 3.67 FY14

FY16

FY15

1	Mainline flights only
2	As reported to the Department of Transportation

7

Expect sequential PRASM improvement to continue in 2017

1%—(1%)

(1.6%)

(5.8%)

(6.6%)

(7.4%)

PRASM

Year-over-year H/(L)

4Q16

1Q17E

3Q16 2Q16

1Q16

8

Geographic region overview Domestic

Positive close-in corporate travel trend continued

December holiday shift led to stronger business travel Atlantic

Industry capacity growth beginning to moderate

December holiday shift led to stronger business travel Pacific

Continued industry capacity growth in excess of demand growth

Pacific entity less impacted by Dec. holiday shift than other entities Latin

Brazil unit revenue up dramatically in Q4 (over 40%)

Other South and Central American countries also benefiting from moderate capacity growth

2017 consolidated capacity expected to grow 1% to 2%

Consolidated

1%—2%

International

0.5%—1.5%

Domestic

1.5%—2.5%

1Q17 capacity outlook

Year-over-year H/(L)

FY17 capacity outlook

Year-over-year H/(L)

Consolidated

1%—2%

International

0.5%—1.5%

Domestic

1.5%—2.5%

Commercial updates

Segmentation

Product

Network

Improving bank structures in key hubs to drive better connectivity

Expect to start in IAH, ORD and EWR later this year

Basic Economy will begin selling in 1Q17

First travel in 2Q17

Launched United Polaris service in December

First Polaris-configured 777-300ER enters scheduled service in February on EWR-SFO and SFO-Hong Kong in March

Plan to open eight more Polaris lounges over the next few years

Revenue Management

Initiatives on track in 2017

Andrew Levy

Financial Update

Executive Vice President and

Chief Financial Officer

FY16 GAAP earnings per share, diluted of $6.85 $B 4Q16 4Q15 H/(L) FY16 FY15 H/(L)

Total revenue $9.1 $9.0 0.2% $36.6 $37.9 (3.5%)

Fuel expense $1.6 $1.6 (3.9%) $5.8 $7.5 (22.7%)

Non-fuel expense1 $6.6 $6.5 1.5% $27.0 $26.2 3.1%

Pre-tax earnings $0.9 $0.9 (2.3%) $3.8 $4.2 (9.5%)

Net income $0.4 $0.8 (51.8%) $2.3 $7.3 (69.2%)

Earnings per share, diluted $1.26 $2.24 (43.8%) $6.85 $19.47 (64.8%)

Weighted average shares, diluted 316 367 (13.9%) 330 377 (12.5%)

Pre-tax margin 9.8% 10.0% (0.2) pts. 10.4% 11.1% (0.7) pts.

FY16 non-GAAP tax-adjusted EPS, diluted2,3 grew ~13% $B 4Q16 4Q15 H/(L) FY16 FY15 H/(L)

Total revenue $9.1 $9.0 0.2% $36.6 $37.9 (3.5%)

Fuel expense $1.6 $1.6 (3.9%) $5.8 $7.5 (22.7%)

Non-fuel expense1,2 $6.6 $6.5 2.5% $26.3 $25.9 1.7%

Pre-tax earnings2 $0.9 $0.9 (8.7%) $4.5 $4.5 (0.8%)

Net income2 $0.6 $0.9 (39.8%) $2.9 $4.5 (36.2%)

Tax adjusted EPS, diluted2,3 $1.78 $1.64 8.5% $8.65 $7.65 13.1%

Earnings per share, diluted2 $1.78 $2.54 (29.9%) $8.65 $11.88 (27.2%)

Weighted average shares, diluted 316 367 (13.9%) 330 377 (12.5%)

Pre-tax margin2 9.5% 10.4% (0.9) pts. 12.2% 11.9% 0.3 pts.

4Q16 and FY16 unit costs driven by ratified labor agreements


Total CASM
Year-over-year H/(L)
(0.8%)
(2.9%)
4Q16
FY16


Non-fuel CASM[1]
Year-over-year H/(L)
4.1%
4.6%
(0.5%)
2.8%
2.7%
0.1%
Labor agreements ratified in 2016
Core unit cost excluding newly ratified agreements
4Q16
FY16

[1] Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party expenses and special charges, such as the impact of certain primarily non-cash impairment, severance and other similar accounting charges. For a GAAP to non-GAAP reconciliation, see Appendix A

14

Non-fuel unit costs driven by ratified labor agreements in 2017

Total CASM[1]
Year-over-year H/(L)


7.4% - 8.7%
6.6% - 8.2%
1Q17E
FY17E

Non-fuel CASM[1,2]
Year-over-year H/(L)


4.5% - 5.5%
~4.0%
3.5% - 4.5%
~3.5%
~1.0 %
~0.5%
Labor agreements ratified in 2016
Core unit cost excluding newly ratified agreements
1Q17E
FY17E

[1] While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges, as well as an estimate of full-year profit sharing, with reasonable certainty. For a GAAP to non-GAAP reconciliation, see Appendix A

[2] Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing and special charges, such as the impact of certain primarily non-cash impairment, severance and other similar accounting charges

15

Ended 2016 with unrestricted liquidity balance of $5.8B

	FY16	FY17E
Investments in the business	Capital expenditures of $3.2B; Adjusted capital expenditures[1] of $3.3B	Expect adjusted capital expenditures of ~$4.2B - $4.4B; Expect to finance 50%-75% of new aircraft deliveries
Debt and pension	Debt, capital lease payments of $1.4B Funded $400M to pension	Debt, capital lease payments of ~$1.0B Plan to fund ~$400M to pension
Shareholder returns	Purchased $2.6B of common stock at average price of $51.80/share ~14% of shares outstanding	~$1.8B of current authorization remaining as of Dec. 31, 2016

Generated $5.5B of operating cash flow and $2.2B of free cash flow[1] in 2016

[1] Including assets acquired through the issuance of debt, airport construction financing and excluding fully reimbursable projects. For a GAAP to non-GAAP reconciliation, see Appendix A

16

Oscar Munoz

Concluding Remarks

Chief Executive Officer

Appendix A: reconciliation of GAAP to Non-GAAP financial measures

UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including: income (loss) before taxes excluding special items, pre-tax margin excluding special items, net income (loss) excluding special items and CASM, as adjusted, among others. UAL believes that adjusting for special items is useful to investors because special items are non-recurring charges not indicative of UAL’s ongoing performance. For additional information related to special items, see the press release issued by UAL dated January 17, 2017, filed on that date with the SEC as an exhibit to UAL’s Form 8-K. (in millions, except pre-tax margin) Three Months Ended December 31, Year Ended

December 31,

Income before income taxes excluding special items 2016 2015 2016 2015

Income before income taxes (GAAP) $884 $905 $3,819 $4,219

Add: special items before income taxes (27) 34 643 279

Income before income taxes excluding special items (Non-GAAP) $857 $939 $4,462 $4,498

Pre-tax margin excluding specials

Total operating revenue $9,052 $9,036 $36,556 $37,864

Pre-tax margin (GAAP) 9.8% 10.0% 10.4% 11.1%

Pre-tax margin excluding special items (Non-GAAP) 9.5% 10.4% 12.2% 11.9%

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

UAL also presented diluted earnings per share excluding special items for the periods presented in 2015 adjusted for the impact of tax expense using the effective tax rate from the respective period in 2016 in order to make the financial measures more comparable. UAL had minimal income tax expense in the second half of 2015 that was offset by the release of its deferred tax asset valuation allowance resulting in a net income tax benefit. (in millions, except per share data) Three Months Ended December 31, Year Ended

December 31,

Net income, excluding special items 2016 2015 2016 2015

Net income (GAAP) $397 $823 $2,263 $7,340

Less: special items (27) 34 643 279

Less: special income tax items 192 77 (49) (3,141)

Net income, excluding special items (Non-GAAP) $562 $934 $2,857 $4,478

Tax adjusted diluted earnings per share, excluding special items

Diluted earnings per share (GAAP) $1.26 $2.24 $6.85 $19.47

Less: special items (0.09) 0.09 1.95 0.74

Less: special income tax items 0.61 0.21 (0.15) (8.33)

Diluted earnings per share, excluding special items (Non-GAAP) 1.78 2.54 8.65 11.88

Less: income tax adjustment using 2016 tax rate for 2015 —(0.90) —(4.23)

Tax adjusted diluted earnings per share, excluding special items (Non-GAAP) $1.78 $1.64 $8.65 $7.65

Weighted average shares, diluted 316 367 330 377

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

UAL also presented non-fuel expense excluding special charges. UAL believes that adjusting for special charges is useful to investors because special charges are non-recurring charges not indicative of UAL’s ongoing performance. (in millions) Three Months Ended December 31, Year Ended

December 31,

Non-Fuel Expense 2016 2015 2016 2015

Total operating expense (GAAP) $8,047 $7,955 $32,218 $32,698

Less: Aircraft fuel 1,555 1,618 5,813 7,522

Add: Total nonoperating expenses 121 176 519 947

Non-fuel expense $6,613 $6,513 $26,924 $26,123

Less: Special items before income taxes (27) 34 643 279

Non-Fuel Expense excluding special items (Non-GAAP) $6,640 $6,479 $26,281 $25,844

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

CASM is a common metric used in the airline industry to measure an airline's cost structure and efficiency. UAL reports CASM excluding profit sharing, third-party business expenses, fuel, and special charges. UAL believes that adjusting for special charges is useful to investors because special charges are non-recurring charges not indicative of UAL's ongoing performance. UAL believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, provides more meaningful disclosure because these expenses are not directly related to UAL's core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management's performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing and the impact from new labor agreements, as these exclusions allow investors to better understand and analyze our recurring cost performance and provide a more meaningful comparison of our core operating costs to the airline industry.

Year-over-Year (in percentage change)	**Three Months Ended December 31,**		**% Increase/**	**Year Ended December 31,**		**% Increase/**
Non-Fuel CASM Consolidated	**2016**	**2015**	**(Decrease)**	**2016**	**2015**	**(Decrease)**
Cost per available seat mile (CASM) (GAAP)	12.87	12.98	(0.8)	12.70	13.08	(2.9)
Less: Special charges	(0.05)	0.22	NM	0.25	0.13	NM
Less: Third-party business expenses	0.11	0.14	(21.4)	0.10	0.12	(16.7)
Less: Fuel expense	2.49	2.64	(5.7)	2.29	3.01	(23.9)
CASM, excluding special charges, third-party business expenses and fuel	10.32	9.98	3.4	10.06	9.82	2.4
Less: Profit sharing per available seat mile	0.19	0.25	(24.0)	0.25	0.28	(10.7)
CASM, excluding special charges, third-party business expenses, fuel and profit sharing (Non-GAAP)	10.13	9.73	4.1	9.81	9.54	2.8
Less: Labor agreements ratified in 2016	0.45	-	NM	0.26	-	NM
CASM, excluding special charges, third-party business expenses, fuel, profit sharing and labor agreements ratified in 2016 (Non-GAAP)	9.68	9.73	(0.5)	9.55	9.54	0.1

21

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

CASM is a common metric used in the airline industry to measure an airline’s cost structure and efficiency. UAL reports CASM excluding profit sharing, third-party business expenses, fuel, and special charges. UAL believes that adjusting for special charges is useful to investors because special charges are non-recurring charges not indicative of UAL’s ongoing performance. UAL believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, fuel sales and non-air mileage redemptions, provides more meaningful disclosure because these expenses are not directly related to UAL’s core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management’s performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing and the impact from new labor agreements, as these exclusions allow investors to better understand and analyze our recurring cost performance and provide a more meaningful comparison of our core operating costs to the airline industry. Year-over-Year L/H (in percentage change) Three Months Ended March 31, 2017E

Non-Fuel CASM Low High

CASM, excluding special charges (a) (Non-GAAP) 7.4 – 8.7%

Less: Profit sharing expense (1.3) – (1.0)

CASM, excluding special charges and profit sharing 8.7 – 9.7

Less: Third-party business expenses — – 0.1

CASM, excluding special charges, profit sharing and third-party business expenses 8.7 – 9.6

Less: Fuel expense (b) 4.2 – 4.1

CASM, excluding special charges, profit sharing, third-party business expenses and fuel (Non-GAAP) 4.5 – 5.5

Less: Labor agreements ratified in 2016 4.0 – 4.0

CASM, excluding special charges, profit sharing, third-party business expenses, fuel and labor agreements ratified in 2016 (Non-GAAP) 0.5 – 1.5%

Year Ended

December 31, 2017E

Low High

CASM, excluding special charges and profit sharing (a) (Non-GAAP) 6.6 – 8.2%

Less: Third-party business expenses and fuel (b) 3.1 – 3.7

CASM, excluding special charges, profit sharing, third-party business expenses and fuel (Non-GAAP) 3.5 – 4.5

Less: Labor agreements ratified in 2016 3.5 – 3.5

CASM, excluding special charges, profit sharing, third-party business expenses, fuel and labor agreements ratified in 2016 (Non-GAAP) 0.0 – 1.0%

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

UAL believes that adjusting capital expenditures for assets acquired through the issuance of debt, airport construction financing and excluding fully reimbursable projects is useful to investors in order to appropriately reflect the non-reimbursable funds spent on capital expenditures. (in millions)

Adjusted Capital Expenditures Year Ended December 31, 2016

Capital expenditures (GAAP) $3,223

Add: Property and equipment acquired through issuance of debt 386

Add: Airport construction financing 91

Less: Fully reimbursable projects (353)

Adjusted capital expenditures (Non-GAAP) $3,347

Free Cash Flow

Net cash provided by operating activities (GAAP) $5,542

Less: Capital expenditures 3,223

Free cash flow, net of financings (Non-GAAP) $2,319

Net cash provided by operating activities (GAAP) $5,542

Less: Adjusted capital expenditures 3,347

Free cash flow (Non-GAAP) $2,195